Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:
Citrus ETP Finance LLC, a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
CrossCountry Energy, LLC, a Delaware limited liability company
CrossCountry Alaska, LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
Citrus Corp., a Delaware corporation (50% Interest)
Citrus Energy Services, Inc., a Delaware corporation (50% Interest)
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company (40% interest)
Energy Transfer Dutch Holdings, LLC, a Delaware limited liability company
Energy Transfer Employee Management Company, a Delaware corporation
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, LLC, a Texas limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company (40% Interest)
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Peru LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Technologies, Ltd., a Texas limited partnership
ET Company I, Ltd., a Texas limited partnership
ET Fuel Pipeline, L.P., a Delaware limited partnership
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Gathering, LLC, a Texas limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, Ltd., a Texas limited partnership
ETC Lion Pipeline, LLC, a Delaware limited liability company
ETC Marketing, Ltd., a Texas limited partnership

ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC New Mexico Pipeline, L.P., a New Mexico limited partnership
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC Oasis GP, LLC a Texas limited liability company
ETC Oasis, L.P., a Delaware limited partnership
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Water Solutions, LLC, a Delaware limited liability company
ETE Holdco Corporation, a Delaware corporation (40% common interest)
ETP Holdco Corporation, a Delaware corporation (40% common interest - controlling)
ETP Newco 1 LLC, a Delaware limited liability company
ETP Newco 2 LLC, a Delaware limited liability company
ETP Newco 3 LLC, a Delaware limited liability company
ETP Newco 4 LLC, a Delaware limited liability company
ETP Newco 5 LLC, a Delaware limited liability company
Fayetteville Express Pipeline, LLC, a Delaware limited liability company (50% interest)
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company (50 % interest)
Five Dawaco, LLC, a Texas limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company (50% Interest)
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
Heritage Holdings, Inc., a Delaware corporation (40% Interest)
Houston Pipe Line Company LP, a Delaware limited partnership
HP Houston Holdings, L.P., a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL Consolidation LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Holdings GP, L.L.C., a Delaware limited liability company
HPL Houston Pipe Line Company, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LP, a Delaware limited partnership
HPL Storage GP LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company (50% interest)

Lone Star NGL LLC, a Delaware limited liability company (70% interest)
Lone Star NGL LLC subsidiaries:

•	Lone Star NGL Asset Holdings LLC, a Delaware limited liability company

•	Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company

•	Lone Star NGL Asset GP LLC, a Delaware limited liability company

•	Lone Star NGL Development LP, a Delaware limited partnership

•	Lone Star NGL Pipeline LP, a Delaware limited partnership

•	Lone Star NGL Product Services LLC, a Delaware limited liability company

•	Lone Star NGL Hattiesburg LLC, a Delaware limited liability company

•	Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company

•	Lone Star NGL Mont Belvieu LP, a Delaware limited partnership

•	Lone Star NGL Hastings LLC, a Delaware limited liability company

•	Lone Star NGL Refinery Services LLC, a Delaware limited liability company

•	Lone Star NGL Sea Robin LLC, a Delaware limited liability company

•	Lone Star NGL Fractionators LLC, a Delaware limited liability company

•	Lone Star NGL Marketing LLC, a Delaware limited liability company
Oasis Partner Company, a Delaware corporation
Oasis Pipe Line Company Texas L.P., a Texas limited partnership
Oasis Pipe Line Company, a Delaware corporation
Oasis Pipe Line Finance Company, a Delaware corporation
Oasis Pipe Line Management Company, a Delaware corporation
Oasis Pipeline, LP, a Texas limited partnership
Rich Eagleford Mainline, LLC
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC Energy Realty GP, LLC, a Texas limited liability company
SEC-EP Realty Ltd., a Texas limited partnership
SEC General Holdings, LLC, a Texas limited liability company
Southern Union Company, a Delaware limited liability company (40% interest)
Sunoco Inc., a Pennsylvania corporation (40% Interest)
Sunoco Partners LLC, a Pennsylvania limited liability company
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Trunkline Crude Oil Pipeline, LLC, a Delaware limited liability company (40% interest)
Trunkline LNG Export, LLC, a Delaware limited liability company (40% interest)
Whiskey Bay Gathering Company, LLC, a Delaware limited liability company
Whiskey Bay Gas Company, Ltd., a Texas limited partnership

SUBSIDIARIES OF SOUTHERN UNION COMPANY, a Delaware corporation:
CCE Acquisition LLC, a Delaware limited liability company
CCE Holdings, LLC, a Delaware limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company

Enhanced Service Systems, Inc., a Delaware corporation
Grey Ranch Plant Genpar, LLC, a Texas limited liability company
Grey Ranch Plant, L.P., a Texas limited partnership
Lake Charles Exports, LLC, a Delaware limited liability company (20% interest)
Lake Charles LNG Exports, LLC, a Delaware limited liability company
Leapartners, L.P., a Texas limited partnership
Lee 8 Storage Partnership, a Delaware limited partnership (29% interest)
Mi Vida Genpar, L.L.C., a Texas limited liability company
Missouri Gas Energy Employees' Association, a Missouri not for profit corporation
New England Gas Appliance Company, a Massachusetts corporation
Pan Gas Storage LLC , a Delaware limited liability company
Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Energy LNG Services, LLC, a Delaware limited liability company
Panhandle Holdings LLC, a Delaware limited liability company
Panhandle Storage LLC, a Delaware limited liability company
PEI Power Corporation, a Pennsylvania corporation
PEI Power II, LLC, a Pennsylvania corporation (49.9% interest)
PEPL Holdings, LLC , a Delaware limited liability company
PG Energy, Inc., a Pennsylvania corporation
Sea Robin Pipeline Company, LLC , a Delaware limited liability company
Southern Union Company, a Delaware corporation
Southern Union Gas Company, Inc., a Texas corporation
Southern Union Gas Services, Ltd., a Texas limited partnership
Southern Union Gathering Company LLC, a Delaware limited liability
Southern Union Intrastate Gas Pipeline, Ltd., a Texas limited partnership
Southern Union Panhandle LLC, a Delaware limited liability company
Southern Union Pipeline, Ltd., a Texas limited partnership
SU Development Co., LLC, a Delaware limited liability company
SU Gas Services Operating Company, Inc., a Delaware corporation
SU Holding Company, Inc., a Delaware corporation
SU Pipeline Management LP, a Delaware limited partnership
SUCo LLC, a Delaware limited liability company
SUCo LP, a Delaware limited partnership
SUG Energy, LLC, a Texas limited liability company
SUGAir Aviation Company, a Delaware corporation
SUGS Holdings, LLC , a Delaware limited liability company
SU-West Texas Gathering Company, Inc., a Texas corporation
Trunkline Deepwater Pipeline LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company

Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Company, LLC, a Delaware limited liability company
Trunkline LNG Export, LLC , a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
Trunkline Offshore Pipeline LLC, a Delaware limited liability company
West Texas Gathering Company, a Delaware corporation

SUBSIDIARIES OF SUNOCO:
(including SUNOCO, INC., , a Delaware corporation and
SUNOCO PARTNERS LLC, a Pennsylvania limited liability company and general partner of SUNOCO LOGISTICS PARTNERS LP)
Sunoco, Inc., a Pennsylvania corporation
Sunoco, Inc. (R&M), a Pennsylvania corporation
Sunoco Logistics Partners L.P., a Delaware limited partnership
Atlantic Petroleum (Out) LLC, a Delaware limited liability company
Atlantic Petroleum Corporation, a Delaware corporation
Atlantic Petroleum Delaware Corporation , a Delaware corporation
Atlantic Pipeline (Out) L.P. Texas limited partnership
Atlantic Refining & Marketing Corp., a Delaware corporation
Aventine Renewable Energy Holdings, Inc., a Delaware corporation
Butane Acquisition I LLC, a Delaware limited liability company
Clean Air Action Corporation, a Delaware corporation
Excel Pipeline LLC, a Delaware limited liability company
Explorer Pipeline Company, a Delaware corporation
Harbor Pipeline System, a New Jersey other
Helios Assurance Company, a Limited Bermuda other
Inland Corporation, an Ohio corporation
Jalisco Corporation, a California corporation
Japan Sun Oil Company, Ltd., a Japan other
Jay Field Pipeline System, a Texas other
Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other
Lesley Corporation, a Delaware corporation
Libre Insurance Company, Ltd., a Bermuda other
Lugrasa, S.A., a Panama corporation
Mascot, Inc. (MA), a Massachusetts corporation
Maumee Pipe Line System, a Texas other
Mesa Pipe Line System, a Texas other
Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company
Mid-Valley Pipeline Company, an Ohio corporation
Oil Casualty Insurance, Ltd., a Bermuda other

Oil Insurance Limited Bermuda other
Pacesetter/MVHC, Inc., a Texas corporation
PES Holdings, LLC, a Delaware limited liability company
Philadelphia Energy Solutions LLC, a Delaware limited liability company
Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company
Puerto Rico Sun Oil Company LLC, a Delaware limited liability company
Sun Alternate Energy Corporation, a Delaware corporation
Sun Atlantic Refining and Marketing B.V., a Netherlands other
Sun Atlantic Refining and Marketing B.V., Inc., a Delaware corporation
Sun Atlantic Refining and Marketing Company, a Delaware corporation
Sun Canada, Inc., a Delaware corporation
Sun Company, Inc., a Delaware corporation
Sun Company, Inc., a Pennsylvania corporation
Sun International Limited, a Bermuda other
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sun Mexico One, Inc., a Delaware corporation
Sun Mexico Two, Inc., a Delaware corporation
Sun Oil Company, a Delaware corporation
Sun Oil Export Company, a Delaware corporation
Sun Oil International, Inc., a Delaware corporation
Sun Petrochemicals, Inc., a Delaware corporation
Sun Pipe Line Company, a Texas corporation
Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company
Sun Pipe Line Delaware (Out) LLC, a Delaware limited liability company
Sun Refining and Marketing Company, a Delaware corporation
Sun Services Corporation, a Pennsylvania corporation
Sun Transport, LLC, a Pennsylvania limited liability company
Sun-Del Pipeline LLC, a Delaware limited liability company
Sun-Del Services, Inc., a Delaware corporation
Sunmarks, LLC, a Delaware limited liability company
Sunoco de Mexico, S.A. de C.V., a Mexico other
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations L.P., a Delaware limited partnership
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Partners Butane Blending LLC, a Delaware limited liability company
Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company
Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership
Sunoco Partners Operating LLC, a Delaware limited liability company

Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company
Sunoco Partners Rockies LLC, a Delaware limited liability company
Sunoco Pipeline Acquisition LLC, a Delaware limited liability company
Sunoco Pipeline L.P., a Texas limited partnership
Sunoco Power Marketing L.L.C., a Pennsylvania limited liability company
Sunoco Receivables Corporation, Inc., a Delaware corporation
The New Claymont Investment Company, a Delaware corporation
The Sunoco Foundation Pennsylvania not-for-profit corporation
Van Buren Products Terminal New York other
Venezoil, C.A. Venezuela other
West Shore Pipe Line Company, a Delaware corporation
West Texas Gulf Pipe Line Company, a Delaware corporation
Wolverine Pipe Line Company, a Delaware corporation
Yellowstone Pipe Line Company, a Delaware corporation